UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2005



                                SAFE TRAVEL CARE.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


                000-26139                            91-1937382
         (Commission File Number)         (IRS Employer Identification No.)


     2011 SAN ELIJO AVENUE, SUITE A                     92007
          CARDIFF, CALIFORNIA                         (Zip Code)
     (principal executive offices)


                                 (760) 634-3056
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective March 10, 2005, Safe Travel Care, Inc. (the "Registrant") dismissed its independent auditor, Andrew M. Smith CPA ("Andrew Smith") because Andrew Smith was not registered with the Public Company Accounting Oversight Board ("PCAOB").

     Andrew Smith's reports on the Registrant's financial statements for the year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Andrew Smith's report on the Registrant's Form 10-KSB for the year ended December 31, 2003 raised substantial doubt about its ability to continue as a going concern.

     The decision to change accountants was approved by the Registrant's Board of Directors.

     During the two most recent fiscal years and any subsequent interim period through March 10, 2005 there were no disagreements between the Registrant and Andrew Smith on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andrew Smith, would have caused Andrew Smith to make reference to the subject matter of the disagreements in connection with his reports on the financial statements for such periods.

     Regulation S-K Item 304(a)(1)(v) is not applicable to this report.

     On March 10, 2005 the Registrant engaged Randall Gruber, CPA, certified public accountant, ("Randall Gruber") as the Registrant's independent accountant to report on the Registrant's balance sheet as of December 31, 2004, and the related combined statements of income, stockholders' equity and cash flows for the years then ended. The decision to appoint Randall Gruber was approved by the Registrant's Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Randall Gruber, neither the Registrant nor anyone on the Registrant's behalf consulted with Randall Gruber regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event," as those terms are defined in Regulation S-K, Items 304(a)(1)(iv) and 304(a)(1)(v).

      The Registrant has provided the former accountant with a copy of this amended Report before its filing with the Commission. The Registrant has requested the former accountant to furnish the Registrant with a letter addressed to the Commission stating whether he agrees with the statements made by the Registrant in this amended Report and, if not, stating the respects in which he does not agree. The Registrant has filed the former accountants' letter as Exhibit 16 to this amended Report.


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ITEM 9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     The following exhibit is filed herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------


       16 Letter from Andrew M. Smith CPA regarding disclosures made in this amended Report.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended Report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  June 15, 2005.


                                   SAFE  TRAVEL  CARE,  INC.

                                   By /s/Robert  L.  Schultz
                                      ------------------------------------------
                                      Robert L. Schultz, Chief Executive Officer


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